POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John J. Haley

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of common stock by the Company from time to time in connection with future acquisitions of other businesses, assets or securities of other companies, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of April, 2004.

/s/ John J. Haley
John J. Haley

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David G. Offensend

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of common stock by the Company from time to time in connection with future acquisitions of other businesses, assets or securities of other companies, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of April, 2004.

/s/ David G. Offsend
David G. Offensend

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Nicholas G. Moore

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of common stock by the Company from time to time in connection with future acquisitions of other businesses, assets or securities of other companies, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of April, 2004.

/s/ Nicholas G. Moore
Nicholas G. Moore

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

René Schuster

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of common stock by the Company from time to time in connection with future acquisitions of other businesses, assets or securities of other companies, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 15th day of April, 2004.

/s/ Rene Schuster
Rene Schuster

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jennifer Laing

hereby constitute and appoint Jon F. Chait, Richard W. Pehlke and Latham Williams, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Hudson Highland Group, Inc. (the “Company”) to the Registration Statement on Form S-4, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the issuance of common stock by the Company from time to time in connection with future acquisitions of other businesses, assets or securities of other companies, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 14th day of April, 2004.

/s/ Jennifer Laing
Jennifer Laing